SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 7, 2005


                           Mobile Area Networks, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Florida
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               333-18439                                 59-3482752
       ------------------------               -------------------------------
       (Commission File Number)               (I.R.S. Employer Identification
                                                             No.)


2772 Depot Street, Sanford, Florida                                  32773
----------------------------------------------------              ----------
(New Address of Principal Executive Offices)                      (Zip Code)

407-333-2350
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(Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountants.

        (a)       Engagement of  new independent audit firm.


                  On December 7, 2005 the Company engaged the firm of Berman Hopkins & Moss, CPA's ,LLP (Berman Hopkins) of Orlando, Florida as successor independent auditor to Robert N. Clemons, CPA, PA, a sole practitioner. While in the process of merging his clients into Berman Hopkins, Mr. Clemons suddenly and unexpectedly died of a heart attack at his home on September 23, 2005. Therefore, the Company's CEO and CFO agreed to engage the successor auditor which was already familiar with the company. Please note the following:

         (i) The Registrant is unable to procure a letter from Mr. Clemons as required by Item 304 (a) (3) of Regulation S-B because he is dead.

         (ii) The Registrant was unable to disclose to the predecessor any disagreements with him because it had no disagreements with him and he is dead.

         (iii) There were no adverse opinions or disclaimers of opinion or modifications as to uncertainty, audit scope or accounting principles from the predecessor auditor, Robert N. Clemons, CPA, PA, except for a going concern uncertainty regarding the Company's ability to continue as a going concern.

         (iv) There were never any disagreements with the predecessor auditor on the matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.



Item 9.01   Exhibits

        (c)     Exhibits

            99       Consent of Robert N. Clemons is not available.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Mobile Area Networks, Inc.
                                              (Registrant)

Date:  December 8, 2005                       By: /s/ GEORGE WIMBISH
                                                  ------------------------------
                                                  George Wimbish, President
                                                  & Chief Executive Officer